                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  FORM 8-K/A

                      AMENDMENT NO. 1 TO CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)          June 30, 1994



                            EASTMAN KODAK COMPANY
            (Exact name of registrant as specified in its charter)


       NEW JERSEY                     1-87                16-0417150
(State of incorporation)    (Commission File Number)      (IRS Employer
                                                          Identification No.)

343 STATE STREET, ROCHESTER, NEW YORK                       14650
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:         716-724-4000

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

Item 7(c), which is set forth in its entirety on page 3, is amended by changing the page reference from 188 to 189.

The Index to Exhibits, which is set forth in its entirety on page 3, is amended by deleting the reference to "Financial Statement Schedules", and by deleting paragraph 1, "Pro forma consolidated financial information of Eastman Kodak Company", and paragraph 2, "Other Information", and by adding revised paragraph 1, Exhibit 10, Amended and Restated Asset Purchase Agreement among Eastman Kodak Company and Sterling Winthrop Inc. and Sanofi dated as of September 30, 1994.

The pro forma consolidated statement of earnings, statement of financial position and accompanying notes-unaudited, which are set forth in their entirety on pages 4-8, are amended by changing 1993 Health businesses earnings
(loss) before income taxes from $(165) to $(225), provision (benefit) for income taxes from (40) to (50), and earnings (loss) before cumulative effect of changes in accounting principle from $(125) to $(175).

The first page of Exhibit 10, Amended and Restated Asset Purchase Agreement among Eastman Kodak Company and Sterling Winthrop Inc. and Sanofi dated as of September 30, 1994, which is set forth in its entirety on page 9, is amended by adding the words "Exhibit 10".

The fifth page of Exhibit 10, Amended and Restated Asset Purchase Agreement among Eastman Kodak Company and Sterling Winthrop Inc. and Sanofi dated as of September 30, 1994, which is set forth in its entirety on page 10, is amended by changing the page reference for Section 5.13 Sublease Agreement from 145 to 146.
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

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Filed herewith as Exhibit 10, pages 15 to 189 is the Amended and Restated Asset Purchase Agreement among the Company, Sterling Winthrop Inc. and Sanofi dated as of September 30, 1994.














                Eastman Kodak Company and Subsidiary Companies
                              Index to Exhibits


Exhibit Number                     Exhibit                          Pages

     10            Amended and Restated Asset Purchase              15-189
                   Agreement among Eastman Kodak Company
                   and Sterling Winthrop Inc. and Sanofi
                   dated as of September 30, 1994

Eastman Kodak Company and Subsidiary Companies
PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS - UNAUDITED
                                                        1993           1992           1991
(in millions)
REVENUES
  Sales                                              $12,600        $12,900        $12,400
  Earnings from equity interests and
   other revenues                                        200            300            200
                                                     -------        -------        -------
       TOTAL REVENUES                                 12,800         13,200         12,600
                                                     -------        -------        -------
COSTS
  Cost of goods sold                                   6,600          6,700          6,400
  Marketing and administrative expenses                3,400          3,700          3,500
  Research and development costs                         900          1,000          1,000
  Interest expense                                       150            200            200
  Restructuring costs                                    500            200          1,475
  Other charges                                          200            100            200
                                                     -------        -------        -------
       TOTAL COSTS                                    11,750         11,900         12,775
                                                     -------        -------        -------
Earnings (loss) from continuing operations
 before income taxes                                   1,050          1,300           (175)

Provision (benefit) for income taxes from
 continuing operations                                   400            475           (175)
                                                     -------        -------        -------
Earnings from continuing operations
 before extraordinary item and cumulative
  effect of changes in accounting principle              650            825              -

Earnings from discontinued operations
 before cumulative effect of changes in
  accounting principle                                    17            169             17
                                                     -------        -------        -------
Earnings before extraordinary item and
 cumulative effect of changes in
  accounting principle                                   667            994             17

Extraordinary item                                       (14)             -              -
                                                     -------        -------        -------
Earnings before cumulative effect of changes
 in accounting principle                                 653            994             17
                                                     -------        -------        -------
Cumulative effect of changes in accounting
 principle from continuing operations                 (1,649)           100              -

Cumulative effect of changes in accounting
 principle from discontinued operations                 (519)            52              -
                                                     -------        -------        -------
Total cumulative effect of changes in
 accounting principle                                 (2,168)           152              -
                                                     -------        -------        -------

       NET EARNINGS (LOSS)                           $(1,515)       $ 1,146        $    17
                                                     =======        =======        =======

Eastman Kodak Company and Subsidiary Companies
PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS - UNAUDITED
                                                        1993           1992           1991
Primary earnings per share from
 continuing operations before extraordinary
  item and cumulative effect of changes
   in accounting principle                           $  1.95        $  2.55        $     -

Primary earnings per share from discontinued
 operations before cumulative effect of changes
  in accounting principle                                .07            .51            .05
                                                     -------        -------        -------

Primary earnings per share before extraordinary
 item and cumulative effect of changes in
  accounting principle                                  2.02           3.06            .05

Extraordinary item                                      (.04)             -              -
                                                     -------        -------        -------
Primary earnings per share before cumulative
 effect of changes in accounting principle              1.98           3.06            .05
                                                     -------        -------        -------

Cumulative effect of changes in accounting
 principle from continuing operations                  (5.02)           .31              -

Cumulative effect of changes in accounting
 principle from discontinued operations                (1.58)           .16              -
                                                     -------        -------        -------
Total cumulative effect of changes in
 accounting principle                                  (6.60)           .47              -
                                                     -------        -------        -------

Primary earnings (loss) per share                    $ (4.62)       $  3.53        $   .05
                                                     =======        =======        =======

Eastman Kodak Company and Subsidiary Companies
PRO FORMA CONSOLIDATED STATEMENT OF FINANCIAL POSITION - UNAUDITED

(in millions)                                                December 31,
                                                         1993           1992
ASSETS

CURRENT ASSETS
Cash and cash equivalents                             $ 1,635        $   361
Marketable securities                                     331            186
Receivables (net of allowances of $92 and $98)          2,817          2,820
Inventories                                             1,532          1,592
Deferred income tax charges                               339            143
Other                                                     203            189
                                                      -------        -------
      Total current assets                              6,857          5,291
                                                      -------        -------
PROPERTIES
Land, buildings and equipment at cost                  11,601         12,082
Less: Accumulated depreciation                          6,574          6,562
                                                      -------        -------
      Net properties                                    5,027          5,520

OTHER ASSETS
Unamortized goodwill (net of accumulated
 amortization of $179 and $145)                           272            220
Long-term receivables and other noncurrent assets         912          1,107
Deferred income tax charges                               393              -
Net assets of discontinued operations                   5,349          6,900
                                                      -------        -------
      TOTAL ASSETS                                    $18,810        $19,038
                                                      =======        =======

LIABILITIES AND SHAREOWNERS' EQUITY

CURRENT LIABILITIES
Payables                                              $ 2,877        $ 2,425
Short-term borrowings                                     611          1,683
Taxes-income and other                                    384            449
Dividends payable                                         165            163
Deferred income tax credits                                16             22
                                                      -------        -------
      Total current liabilities                         4,053          4,742

OTHER LIABILITIES
Long-term borrowings                                    6,727          5,259
Postemployment liabilities                              3,491            760
Other long-term liabilities                             1,183          1,194
Deferred income tax credits                                 -            526
                                                      -------        -------
      Total liabilities                                15,454         12,481
                                                      -------        -------
SHAREOWNERS' EQUITY
Common stock, par value $2.50 per share                   948            936
      950,000,000 shares authorized; issued
      379,079,777 in 1993 and 374,479,114 in 1992
Additional capital paid in or transferred
 from retained earnings                                   213             26
Retained earnings                                       4,469          7,721
Accumulated translation adjustment                       (235)           (85)
                                                      -------        -------
                                                        5,395          8,598

Less: Treasury stock, at cost                           2,039          2,041
      48,513,344 shares in 1993 and 48,562,835
      shares in 1992
                                                      -------        -------
      Total shareowners' equity                         3,356          6,557
                                                      -------        -------
      TOTAL LIABILITIES AND SHAREOWNERS' EQUITY       $18,810        $19,038
                                                      =======        =======

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

Notes to Pro Forma Consolidated Statement of Earnings and Consolidated Statement of Financial Position

DISCONTINUED OPERATIONS

On May 3, 1994, the Company announced its intent to divest the following non-imaging health businesses: the pharmaceutical and consumer health businesses of Sterling Winthrop Inc., L&F Products and the Clinical Diagnostics Division. Beginning with the second quarter of 1994, these businesses are being reported as discontinued operations with results for prior periods restated. On June 23, 1994, the Company announced Sanofi has agreed to acquire the pharmaceutical business of Sterling Winthrop Inc. for $1.675 billion in cash and its interest in the "Over-the-Counter" alliance with Sterling Winthrop Inc. On October 1, 1994, the Company completed this sale.
On August 29, 1994, the Company announced SmithKline Beecham plc has agreed to acquire the consumer health business of Sterling Winthrop Inc. for $2.925 billion in cash. On September 6, 1994, the Company announced Johnson & Johnson has agreed to acquire the Clinical Diagnostics Division for $1.008 billion in cash. On September 26, 1994, the Company announced Reckitt & Colman plc has agreed to acquire the worldwide household businesses of L&F Products for $1.55 billion in cash. On October 14, 1994, the Company announced Forstmann Little & Co. has agreed to acquire the do-it-yourself products businesses of L&F Products for $700 million in cash. The Company expects to complete these transactions upon receipt of regulatory approvals. In addition, as part of the divestiture, the Company is actively negotiating with potential buyers for its pharmaceutical research and development facility and anticipates closing dates for these transactions over the next few months.

As of June 30, 1994, the Company concluded that measurement dates had occurred for the sales of the non-imaging health businesses. Accordingly, the financial statement information related to these businesses has been presented on one line in the Consolidated Statement of Financial Position, "net assets of discontinued operations", and in the "discontinued operations" section of the Consolidated Statement of Earnings. The amounts presented for prior periods have been restated for appropriate comparability. The "net assets of discontinued operations" represents the assets intended to be sold offset by the liabilities anticipated to be assumed by potential buyers of these businesses. The amounts presented in the Consolidated Statement of Earnings for prior periods have been restated to reflect the allocation of interest expense from continuing operations to discontinued operations. The allocation of interest expense was performed by reference to the interest expense on indebtedness that is anticipated to be repaid from the net proceeds received from the divestment transactions.

The Company currently does not anticipate an overall loss on the divestment transactions including income from operations during the phase-out period which is estimated to end on or about December 31, 1994. Consequently, all gains estimated at this time will be recognized by the Company at the closing date of such transactions.

Summarized results of the Health businesses, including an allocation of interest expense, are as follows:
(in millions)                                 1993        1992         1991

Sales                                       $3,764      $3,645       $3,551
                                            ======      ======       ======
Earnings (loss) before income taxes         $ (225)     $ (133)      $ (272)
Provision (benefit) for income taxes           (50)        (35)          30
                                            ------      ------       ------
Earnings (loss) before cumulative effect
 of changes in accounting principle         $ (175)     $  (98)      $ (302)
                                            ======      ======       ======
Allocated interest expense included in earnings before income taxes was approximately $450 million for 1993, $450 million for 1992 and $450 million for 1991.

Net assets of the Health businesses as reported in the Consolidated Statement of Financial Position are comprised of the following:
                                            Dec. 31,    Dec. 31,
(in millions)                                 1993        1992

Current assets                              $1,164      $1,150
Land, buildings and equipment, net           1,339       1,244
Other assets                                 4,282       4,403
                                            ------      ------
    Total assets                             6,785       6,797
                                            ------      ------
Current liabilities                            857         804
Long-term borrowings                           126         143
Other liabilities                              453         356
                                            ------      ------
    Total liabilities                        1,436       1,303
                                            ------      ------
    Net assets of discontinued operations   $5,349      $5,494
                                            ======      ======
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

Total net assets of the Health businesses at December 31, 1993 and December 31, 1992 reflect the expected settlement of intercompany balances.

On June 15, 1993, the Company announced a plan to spin-off its Eastman Chemical Company operations, which was completed on December 31, 1993.

Summarized results of the Chemicals segment, including an allocation of interest expense, are as follows:

(in millions)                                1993         1992        1991

Earnings before cumulative effect of
 changes in accounting principle             $192         $267        $319
                                             ====         ====        ====

Net assets of the Chemicals segment as reported in the December 31, 1992 Consolidated Statement of Financial Position are $1,406 million.
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






                                                           Exhibit 10










                            AMENDED AND RESTATED

                          ASSET PURCHASE AGREEMENT

                                   among

                           EASTMAN KODAK COMPANY

                                    and

                           STERLING WINTHROP INC.

                                    and

                                   SANOFI



                       Dated as of September 30, 1994






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


Section 5.8  Further Assurances  . . . . . . . . . . . . . . . . .   132

Section 5.9  Use of Corporate Names  . . . . . . . . . . . . . . .   133

Section 5.10 License Agreements  . . . . . . . . . . . . . . . . .   134

Section 5.11 Transition Services . . . . . . . . . . . . . . . . .   143

Section 5.12 Supply Agreement  . . . . . . . . . . . . . . . . . .   144

Section 5.13 Sublease Agreement  . . . . . . . . . . . . . . . . .   146

Section 5.14 Maintenance of Shared Service
               Arrangements  . . . . . . . . . . . . . . . . . . .   148

Section 5.15 Dental Agreements   . . . . . . . . . . . . . . . . .   153

Section 5.16 Insurance . . . . . . . . . . . . . . . . . . . . . .   154

Section 5.17 Closing Asset and Liability Statement . . . . . . . .   156

Section 5.18 Schering Agreement  . . . . . . . . . . . . . . . . .   156

Section 5.19 Confidentiality . . . . . . . . . . . . . . . . . . .   156

Section 5.20 Schedules . . . . . . . . . . . . . . . . . . . . . .   160

Section 5.21 Phiso . . . . . . . . . . . . . . . . . . . . . . . .   160

Section 5.22 Subrogation and Related Matters . . . . . . . . . . .   162


                                 ARTICLE VI

                           CONDITIONS TO CLOSING

Section 6.1 Conditions to the Obligations of Kodak,
              Purchaser and Seller . . . . . . . . . . . . . . . .   165

Section 6.2 Conditions to the Obligations of
              Purchaser  . . . . . . . . . . . . . . . . . . . . .   166

Section 6.3 Conditions to the Obligations of
              Kodak and Seller . . . . . . . . . . . . . . . . . .   168




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

                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              EASTMAN KODAK COMPANY
                                                  (Registrant)




Date October 21, 1994

C. Michael Hamilton, General Comptroller,
                                     Principal Accounting Officer and
                                     Duly Authorized Officer